UNITED STATES
SECRUITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

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LIBERTY ALL-STAR EQUITY FUND

(name of Registrant as Specified in its Charter)

ALPS FUND SERVICES, INC.
1290 Broadway, Suite 1100
Denver, Colorado 80203

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LIBERTY ALL-STAR® EQUITY FUND (the “Equity Fund”)
LIBERTY ALL-STAR® GROWTH FUND, INC. (the “Growth Fund”)
(collectively, the “Funds”)
1290 Broadway, Suite 1100
Denver, Colorado 80203 (303) 623-2577

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
TO BE HELD AUGUST 25, 2016

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the 2016 Annual Meetings of Shareholders of the Funds (the “2016 Annual Meetings” or “Annual Meetings”) will be held at One Financial Center, 15th Floor, Boston, Massachusetts, 02111, on August 25, 2016 at 8:30 a.m. Eastern Time for the Equity Fund and at 9:30 a.m. Eastern Time for the Growth Fund. The purposes of the 2016 Annual Meetings are to consider and act upon the following matters, and to transact such other business, including any adjournment of the 2016 Annual Meetings, as may properly come before the 2016 Annual Meetings or any adjournments thereof:

1.	To elect two Trustees of the Equity Fund (“Proposal 1”);
2.	To elect one Director of the Growth Fund (“Proposal 2”);
3.	To approve a new Portfolio Management Agreement among the Equity Fund, ALPS Advisors, Inc. and Sustainable Growth Advisers, LP (“Proposal 3”); and
4.	To approve a new Portfolio Management Agreement among the Growth Fund, ALPS Advisors, Inc. and Congress Asset Management Company, LLP (“Proposal 4”).

The Boards of Trustees/Directors have fixed the close of business on June 13, 2016 as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the 2016 Annual Meetings and any adjournments thereof. The Funds’ Boards of Trustees/Directors unanimously recommend that you vote FOR all Proposals.

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund,

William R. Parmentier, Jr.
President of the Funds

YOUR VOTE AT THIS YEAR’S ANNUAL MEETINGS IS VERY IMPORTANT.
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

You are cordially invited to attend the 2016 Annual Meetings. We urge you, whether or not you expect to attend the 2016 Annual Meetings in person, to vote your shares. Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitation firm, Boston Financial Data Services, Inc. (“BFDS”), may contact you. This will ensure that your vote is counted even if you cannot attend the 2016 Annual Meetings in person. If you have any questions about the proposals or the voting instructions, please call BFDS at 1-844-700-1419.

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meetings to be held on August 25, 2016: An electronic copy of this proxy statement and the annual reports are available at www.all-starfunds.com.

July 1, 2016

LIBERTY ALL-STAR® EQUITY FUND (the “Equity Fund”)
LIBERTY ALL-STAR® GROWTH FUND, INC. (the “Growth Fund”)
(collectively, the “Funds”)

PROXY STATEMENT

ANNUAL MEETINGS OF SHAREHOLDERS August 25, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds (each a “Board” and together the “Boards”) to be used at the 2016 Annual Meetings of Shareholders of the Funds (such meetings and any adjournments thereof being referred to collectively as the “2016 Annual Meetings”) to be held at One Financial Center, 15th Floor, Boston, Massachusetts, 02111, at 8:30 a.m. Eastern Time for the Equity Fund and at 9:30 a.m. Eastern time for the Growth Fund and at any adjournments thereof. Shareholders of record on June 13, 2016 are eligible to vote at the 2016 Annual Meetings.

The solicitation of proxies for use at the 2016 Annual Meetings is being made by the Funds by the mailing on or about July 1, 2016 of the Notice of Annual Meetings of Shareholders. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/ Directors of the Funds and officers, employees and agents of the Funds’ investment advisor, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the 2016 Annual Meetings will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to shareholders.

The 2016 Annual Meetings are being held to vote on the matters described below:

Equity Fund:	Proposal 1: Elect Two Trustees to the Board to a three- year term. Proposal 3: Approve a new Portfolio Management Agreement among the Equity Fund, AAI, and Sustainable Growth Advisers, LP.

Growth Fund:	Proposal 2: Elect One Director to the Board to a three- year term. Proposal 4: Approve a new Portfolio Management Agreement among the Growth Fund, AAI, and Congress Asset Management Company, LLP.

PROPOSALS 1 and 2. ELECTION OF TRUSTEES AND DIRECTORS

Introduction

Each Fund’s Board provides broad supervision over the affairs of its respective Fund. AAI is responsible for the investment management of the Funds’ assets and AAI’s affiliate, ALPS Fund Services, Inc. (“AFS”), provides a variety of administrative services to each Fund. The officers of each Fund are responsible for its operations.

Each Fund’s Board is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meetings of Shareholders (or special meeting in lieu thereof) each year or such later date as his successor shall have been elected and shall have qualified.

Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders of the applicable Fund for the year set forth below (or special meeting in lieu thereof):

Equity Fund

Nominee	Title	Tenure
John J. Neuhauser	Trustee since 1998	Tenure to end 2019
Richard C. Rantzow	Trustee since 2006	Tenure to end 2019

Growth Fund

Nominee	Title	Tenure
George R. Gaspari	Director since 2006	Tenure to end 2019

If elected, each of the above-named Trustees and Directors has consented to serve as Trustee or Director following the 2016 Annual Meetings and each is expected to be able to do so. If any of them are unable or unwilling to do so at the time of the 2016 Annual Meetings, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld).

The Boards of the Funds

The Funds are governed by their respective Boards. Each Board is responsible for and oversees the overall management and operations of its respective Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts for the Equity Fund and the State of Maryland for the Growth Fund, as well as such Fund’s stated investment objective and policies. Each Board oversees its respective Fund’s officers and service providers, including AAI, which is responsible for the management of the Funds’ day-to-day operations, based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Boards regularly interact with and receive reports from senior personnel of service providers, including AAI’s investment personnel and the Funds’ Chief Compliance Officer (“CCO”). The Boards also are assisted by the Funds’ independent registered public accounting firm (“Auditors”) (who reports directly to each Fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Boards.

The Boards’ Risk Oversight Responsibilities

Consistent with their responsibility for oversight of the Funds, the Boards oversee the management of risks relating to the administration and operation of the Funds. AAI, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Boards, in the exercise of their reasonable business judgment, also separately consider potential risks that may impact the Funds. The Boards perform this risk management oversight directly and, as to certain matters, through the Audit Committees and through the Board members who are not “interested persons” of the Funds (“Independent Trustees/Directors”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). The following provides an overview of the principal, but not all, aspects of the Boards’ oversight of risk management for the Funds.

In general, the Funds’ risks include, among others, investment performance and investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk. The Boards have adopted, and periodically review, policies and procedures designed to address these and other risks to the Funds. In addition, under the general oversight of the Boards, AAI and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, AAI, as the Funds’ investment manager, oversees and regularly monitors the investments, operations and compliance of the Funds’ investment sub-advisers (referred to herein as “Portfolio Managers”).

The Boards also oversee risk management of the Funds through review of regular reports, presentations and other information from officers of the Funds and other persons. Senior officers of the Funds, senior officers of AAI and the Funds’ CCO regularly report to the Boards on a range of matters, including those relating to risk management. The Boards also regularly receive reports from AAI with respect to the investments and securities trading activities of the Funds, as well as the premium or discount to net asset value (“NAV”) at which the Funds’ shares are trading on the New York Stock Exchange (“NYSE”). In addition to regular reports from AAI, the Boards receive reports regarding other service providers to the Funds, either directly or through AAI or the Funds’ CCO, on a periodic or regular basis. At least annually, the Boards receive a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Boards receive reports, presentations and other information from AAI in connection with the Boards’ consideration of the renewal of the Funds’ agreements with AAI and the Portfolio Managers.

Senior officers of the Funds and senior officers of AAI also report regularly to each Fund’s Audit Committee on valuation matters and on the Funds’ internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committees receive regular reports from the Funds’ Auditors on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees/Directors meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance programs. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities.

Board Structure and Related Matters

The 1940 Act requires that at least 40% of the Equity Fund’s Trustees and the Growth Fund’s Directors be Independent Trustees/Directors. In addition, to rely on certain exemptive rules under the 1940 Act, a majority of each Fund’s Board must be composed of Independent Trustees/ Directors. Currently, five of each Fund’s six Trustees or Directors are Independent Trustees/Directors. Thomas W. Brock, an Independent Trustee/Director, serves as Chairman of each Board. The Chairman’s responsibilities include presiding at all meetings of the Boards and serving as a liaison with other Trustees/Directors, the Funds’ officers and other management personnel and counsel to the Funds. The Chairman also performs such other duties as the Boards may from time to time determine.

The Trustees/Directors discharge their responsibilities collectively as a Board, as well as through the Audit Committees, which operate pursuant to a charter approved by the respective Board. As summarized below, the Audit Committees oversee specific matters related to oversight of the Funds’ Auditors. The members and responsibilities of each Board are summarized below.

Each Board periodically evaluates its structure and composition as well as various aspects of its operations. Each Board believes that its leadership structure, including its Chairman position, is appropriate for its respective Fund in light of, among other factors, such Fund’s asset size and nature of its operations and the Board’s responsibilities. The Boards also believe that the fact that the Chairman is not affiliated with AAI is appropriate in light of the services that AAI and its affiliates provide to the Funds and the potential conflicts of interest that could arise from these relationships. On an annual basis, the Boards and the Audit Committees conduct a self-evaluation that considers, among other matters, whether the Boards and the Audit Committees are functioning effectively and whether, given the size and composition of the Boards and the Audit Committees, the Trustees/Directors are able to effectively oversee the Funds.

The Boards hold four regularly scheduled meetings each year. The Boards may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees/Directors also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The table below sets forth the names, addresses and years of birth of the Trustees/Directors of the Funds, the year each was first elected or appointed to office, their term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

NAME (YEAR OF BIRTH) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Independent Trustees/ Directors
John A. Benning Year of Birth: 1934	Trustee since 2002; Term expires 2018	Director since 2002; Term expires 2017	Retired since December, 1999	2	None
Thomas W. Brock Year of Birth: 1947	Trustee since 2005; Chairman since 2015; Term expires 2017	Director since 2005; Chairman since 2015; Term expires 2018	Interim Chief Executive Officer, Silver Bay Realty (since 2016); Director, Silver Bay Realty (December 2012-present); Former Chief Executive Officer, Stone Harbor Investment Partners LP (April 2006-2012); Adjunct Professor, Columbia University Graduate School of Business (since 1998)	2	Trustee, Equitable AXA Annuity Trust (since January 2016), 1290 Funds (since January 2016), and Elevation ETF Trust (since 2016)
George R. Gaspari Year of Birth: 1940	Trustee since 2006; Term expires 2017	Director since 2006; Term expires 2016	Financial Services Consultant (1996-2012)	2	Trustee (since 1999) and Chairman – Audit Committee (since January 2015), The Select Sector SPDR Trust

NAME (YEAR OF BIRTH) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
John J. Neuhauser Year of Birth: 1943	Trustee since 1998; Term expires 2016	Director since 1998; Term expires 2018	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Columbia Funds Series Trust I (since 1985)
Richard C. Rantzow Year of Birth: 1938	Trustee and Chairman – Audit Committee since 2006; Term expires 2016	Director since 2006; Term expires 2017	Retired, Ernst & Young Partner (1993); Chief Financial Officer, Miller Sports (1993-1998)	2	Trustee, Clough Global Allocation Fund (Since 2004), Trustee, Clough Global Equity Fund (since 2005) and Trustee, Clough Global Opportunities Fund (since 2006).

NAME (YEAR OF BIRTH) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ DIRECTOR**	OTHER DIRECTORSHIPS HELD
Interested Trustee/ Director
Edmund J. Burke*** Year of Birth: 1961	Trustee since 2006; Term expires 2018	Director since 2006; Term expires 2018	Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and a Director of ALPS Holdings, Inc. (since 2005); Director of ALPS Advisors, Inc. (since 2001), ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc., (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013) and is a Trustee and President of Clough Funds Trust.	27
Trustee (since 2004) and
President (since 2006), Clough Global Allocation Fund, Trustee (since 2006) and President (since 2005), Clough Global Equity Fund, Trustee and President (since 2006), Clough Global Opportunities Fund, and Trustee and President of Clough Funds Trust. Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address for all Trustees/Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.
**
The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Cornerstone Capital Management LLC, Pzena Investment Management, LLC, Delaware Investments Fund Advisers, Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

***	Mr. Burke is an “interested person” of the Funds under Section 2(a)(19) of the 1940 Act because he is the CEO and President of ALPS Holdings, Inc.

The Boards believe that the significance of each Trustee’s/Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee/Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee/Director, or particular factor, being indicative of board effectiveness. In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee/Director, the following provides further information about the qualifications and experience of each Trustee/Director.

Independent Trustees/Directors

John A. Benning: Mr. Benning has extensive experience in the investment management business, as senior vice president, general counsel and secretary of a financial services company that provides investment management services, including mutual fund, private capital and institutional asset management services, and multiple years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

Thomas W. Brock: Mr. Brock has extensive investment management and organizational management experience as chief executive officer of an SEC-registered investment adviser, chairman and trustee of an open-end investment company, adjunct graduate business school professor and several years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

George R. Gaspari: Mr. Gaspari has significant investment management and financial markets experience as a director and chairman of exchange-traded funds, a financial services consultant and multiple years of service as a Trustee of the Equity Fund and a Director of the Growth Fund.

John J. Neuhauser: Dr. Neuhauser has extensive investment management experience as an investment company trustee and executive management experience in higher education as a university president, vice president, dean and professor and multiple years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

Richard C. Rantzow: Mr. Rantzow has extensive financial accounting experience, having spent nearly 30 years at a major independent public accounting firm, including as an audit partner and managing partner, and investment management experience as chairman of an open-end investment company, trustee and audit committee chairman of closed-end investment companies and several years of service as a Trustee of the Equity Fund, a Director of the Growth Fund, and Chairman of the Audit Committee of the Equity Fund and the Growth Fund.

Interested Trustee/Director

Edmund J. Burke: Mr. Burke has extensive management and operational experience in the investment management industry as chief executive officer and president of AAI’s parent company, a financial services holding company, a director of AAI and certain of its affiliated companies, trustee, chairman and president of an open-end investment company, trustee and president of closed-end investment companies and several years of service as a Trustee of the Equity Fund and a Director of the Growth Fund.

During the fiscal year ended December 31, 2015, the Boards held five meetings, and the Audit Committee held four meetings. Each of these Board and Committee meetings was held jointly by the Funds. All sitting Trustees/Directors were present at all meetings. The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of shareholders. None of the Trustees/Directors attended the Funds’ 2015 annual meetings of shareholders.

Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to the Funds’ Boards or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, 1290 Broadway, Suite 1100, Denver, CO 80203. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of the Funds.

Principal Officers

Each person listed below serves as an officer of the Funds. The Boards elect the Funds’ officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

Name (Year of Birth) and Address*	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. Year of Birth: 1952	President	1999
Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.

Mark T. Haley, CFA Year of Birth: 1964	Senior Vice President	1999
Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.

Name (Year of Birth) and Address*	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Edmund J. Burke Year of Birth: 1961	Vice President	2006
Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and a Director of: ALPS Holdings, Inc. (since 2005); Director of ALPS Advisors, Inc. (since 2001), ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc. (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013). Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act.

Kimberly R. Storms Year of Birth: 1972	Treasurer	2013
Director of Fund Administration and Senior Vice President of ALPS Fund Services, Inc. Ms. Storms is currently Treasurer of Financial Investors Trust, ALPS Series Trust, and Elevation ETF Trust. Ms. Storms is also on the Board of Directors of the Denver Center for Crime Victims. Ms. Storms is deemed an affiliate of the Funds as defined under the 1940 Act.

Name (Year of Birth) and Address*	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Andrew P. Meloni Year of Birth: 1969	Assistant Treasurer	2015	Fund Controller, ALPS Fund Services, Inc. Employee of ALPS Fund Services, Inc. since March 2007. Mr. Meloni is deemed an affiliate of the Funds as defined under the 1940 Act.
Erin D. Nelson Year of Birth: 1977	Chief Compliance Officer	2015
Ms. Nelson is Senior Vice President and Chief Compliance Officer of ALPS Advisors, Inc. Prior to 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS. Ms. Nelson is also Chief Compliance Officer of the Principal Real Estate Income Fund, ALPS Variable Investment Trust and the RiverNorth Opportunities Fund, Inc. Ms. Nelson is deemed an affiliate of the Funds as defined under the 1940 Act.

Alex J. Marks Year of Birth: 1974	Secretary	2015
Employee of ALPS Fund Services, Inc. since June 2011. Mr. Marks Mr. Marks also served as an employee of ALPS Fund Services, Inc. from July 2006 to September 2010. Mr. Marks is deemed an affiliate of the Funds as defined under the 1940 Act.

*
The address of each office, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 15th Floor, Boston, MA 02111.

Audit Committee

The Funds have separately designated Audit Committees. Messrs. Benning, Brock, Gaspari, Neuhauser and Rantzow (Committee Chairman) are members of the Audit Committee of each Fund. Each Fund’s Audit Committee is comprised only of Board members who are “independent” (as defined in the NYSE Listing Standards for trustees/directors of closed-end investment companies) of the Funds and who are also not “interested persons” (as defined under the 1940 Act) of the Fund. Each Board has determined, in accordance with NYSE Listing Standards, that each member of the Audit Committees is financially literate and has determined that Mr. Rantzow is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards.

Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee’s structure, duties and powers and methods of operation. A copy of the Audit Committee Charter is available on the Funds’ website at www.all-starfunds.com. The principal function of each Audit Committee is to assist Board oversight of: (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the Auditors); (4) the performance of AAI’s internal audit function; and (5) the performance of the Auditors. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors (including the resolution of disagreements between management and the Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Audit Committee Report

The Audit Committee of each Fund has submitted the following report:

At a meeting of the Audit Committees on February 18, 2016, the Audit Committees: (i) reviewed and discussed with management the Funds’ audited financial statements for the most recently completed fiscal year; (ii) discussed with Deloitte & Touche LLP (“D&T”) the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees; (iii) has received from D&T the written disclosures and the letter required by applicable requirements of the PCAOB regarding D&T’s communications with the Audit Committee concerning independence, as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence; (iv) has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm; (v) has discussed with D&T its independence; and (vi) has satisfied itself as to D&T’s independence.

Members of the Audit Committees are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees may rely without independent verification on the information provided and the representations made to them by management and D&T.

Based upon its review and discussion, and subject to the limitations on the role and responsibilities of the Audit Committees set forth above and in the Audit Committees’ respective charter, the Audit Committees recommended to the Board of Trustees/Directors that the audited financial statements for the Funds be included in the Funds’ Annual Report to shareholders.

John A. Benning	John J. Neuhauser
Thomas W. Brock	Richard C. Rantzow
George R. Gaspari

Nomination Information

Each Fund’s Nominating and Governance Committee of the Board of Trustees/Directors (“Nominating and Governance Committee” or the “Committee”) is comprised of five independent Trustees/Directors namely Messrs. Benning (Chairman), Brock, Gaspari, Neuhauser and Rantzow. Each Fund’s Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter (the “Charter”) that was most recently reviewed and approved by the Committee on March 24, 2016. The Nominating and Governance Committee met once during the fiscal year ended December 31, 2015.

The Charter states that meetings will be held on an as-needed basis, but no less than annually. Each Fund’s Nominating and Governance Committee is responsible for identifying and recommending to the Board of Trustees/Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created, and to evaluate the effectiveness of the Board in governing and overseeing the management of the respective Fund.

The Nominating and Governance Committee will consider Trustee/Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board of Trustees/Directors, the qualifications of the candidate and the interests of shareholders. Shareholders wishing to recommend candidates to the Nominating and Governance Committee should submit such recommendations to the Secretary of the Funds at 1290 Broadway, Suite 1100, Denver, CO 80203, who will forward the recommendations to the Committee for consideration. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Funds’ books, of the shareholder proposing such business or nomination, (iii) a representation that the shareholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of shares of the capital stock of the Fund, which are beneficially owned by the shareholder and, if applicable, the proposed nominee to the Board of Trustees/Directors; (vi) any material interest of the shareholder or nominee in such business; (vii) to the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board of Trustees/Directors has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the common stock or the daily quoted market price of the Fund held by such shareholder (including shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; (viii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; (ix) a certificate executed by the nominee certifying that such individual is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Fund in connection with service or action as a trustee/director that has not been disclosed to the Fund; and (x) a completed questionnaire from the nominee, a form of which shall be requested in advance in writing from the Secretary of the Fund. Each eligible shareholder or shareholder group may submit no more than one independent trustee/director nominee each calendar year. The Nominating and Governance Committee has the sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Further, shareholders wishing to nominate a candidate to be considered at an annual or special meeting must provide timely notice to the Funds and be entitled to vote on the nominee at the time notice is given. A shareholder notice must set forth all the information required in the applicable provisions of the Nominating and Governance Committee Charter and the Fund’s By-Laws, including evidence of the shareholders Fund ownership, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” under the 1940 Act in relation to the Fund, and such other information as may be helpful to the Committee in evaluating the candidate. All information packages regarding a candidate that are satisfactorily completed in accordance with the Committee’s Charter will be forwarded to the full Boards for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies.

When considering prospective nominees, the Nominating and Governance Committee may consider, among other things, a prospective nominee’s general experience, qualifications, attributes and such other qualifications as the Committee may deem appropriate from time to time. These qualifications may include whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Trustees/ Directors, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Committee will evaluate whether a candidate is an “interested person” under the 1940 Act. The Committee will also consider whether a prospective candidate’s workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs. In considering nominees, the Committee will also consider the diversity of the Boards with respect to professional experience, education, skill and viewpoint.

The Nominating and Governance Committee will initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Independent Trustee/Director by telephone to discuss the position; if there appears to be sufficient interest, an in-person meeting with one or more Independent Trustees/Directors will be arranged. If the Committee, based on the results of these contacts, believes it has identified a viable candidate, it will air the matter with the full Boards for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation

The following table shows, for the fiscal year ended December 31, 2015, the compensation received from each Fund by the Trustees/Directors and the aggregate compensation paid to the Trustees/Directors for service on the Boards of Funds within the Fund Complex. Neither Fund has a bonus, profit sharing or retirement plan.

Independent Trustees/Directors	Aggregate Compensation from the Equity Fund	Aggregate Compensation from the Growth Fund	Total Compensation from the Fund Complex
John A. Benning	$32,489	$10,010	$42,500
Thomas W. Brock	$32,489	$10,010	$42,500
George R. Gaspari	$32,489	$10,010	$42,500
Richard W. Lowry*	$43,958	$13,541	$57,500
John J. Neuhauser	$32,489	$10,010	$42,500
Richard C. Rantzow	$36,312	$11,187	$47,500
Interested Trustee/ Director
Edmund J. Burke	$0	$0	$0

*	Mr. Lowry resigned from the Boards of the Funds effective December 3, 2015.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of December 31, 2015 (i) in each of the Funds and (ii) in all Funds overseen by the Trustee/Director in the Fund Complex.

Name of Trustee/ Director	Dollar Range of Equity Securities Owned in the Equity Fund	Dollar Range of Equity Securities Owned in the Growth Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee/ Director in Family of Investment Companies*
Independent Trustees/Directors
John A. Benning	Over $100,000	$1-$10,000	Over $100,000
Thomas W. Brock	Over $100,000	Over $100,000	Over $100,000
George R. Gaspari	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
John J. Neuhauser	$1 - $10,000	$1 - $10,000	$1 - $10,000
Richard C. Rantzow	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Interested Trustee/ Director
Edmund J. Burke	None	None	None
All Trustees/ Directors and Executive Officers as a group	Over $100,000	Over $100,000	Over $100,000

*	The Funds’ Family of Investment Companies is comprised of the Equity Fund and the Growth Fund.

The following table shows the ownership of the Trustees/Directors and Executive Officers in each of the Funds’ shares as of June 13, 2016:

Name of Trustee/ Director	# of Shares Owned in the Equity Fund	# of Shares Owned in the Growth Fund	Type of Ownership
Independent Trustees/Directors
John A. Benning	34,035	4,952	Direct and Indirect
Thomas W. Brock	26,413	39,894	Direct
George R. Gaspari	1,259	1,248	Direct
John J. Neuhauser	156	294	Direct
Richard C. Rantzow	2,994	3,761	Direct
Interested Trustee/ Director
Edmund J. Burke	None	None	N/A
Executive Officers
William Parmentier, Jr.	59,580	53,466	Direct
Kimberly R. Storms	None	None	N/A
All Trustees/ Directors and Executive Officers as a group	124,437	103,615	Direct and Indirect

As of June 13, 2016, the Trustees/Directors and Executive Officers of the Funds, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares of beneficial interest.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee/Director purchased or sold securities exceeding 1% of the outstanding securities of any class of shares of AAI or any Portfolio Manager or of such entity’s parents or subsidiaries.

As of December 31, 2015, no Independent Trustee/Director or any of their immediate family members owned beneficially or of record any class of securities of another investment adviser or Portfolio Manager of either of the Funds or any person controlling, controlled by or under common control with any such entity (except as noted in the next paragraph).

During the past five calendar years, Mr. Benning’s (Trustee/Director of the Funds) spouse has held a material interest in a trust ($2.445 million, as of December 31, 2015), which owns units of a limited partnership whose investments are managed by Weatherbie Capital, LLC, a Portfolio Manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. On March 31, 2016, Mr. Benning’s spouse liquidated her position in the trust. Therefore, as of the date of this proxy statement, Mr. Benning’s spouse no longer held any shares in the trust.

Required Vote

Each nominee will be voted on separately. The election of the Trustees of the Equity Fund and the Directors of the Growth Fund is by the affirmative vote of a majority of the total number of votes entitled to be cast thereon. Since two Trustees of the Equity Fund and one Director of the Growth Fund are to be elected, each must receive a majority of the total number of votes entitled to be cast at the 2016 Annual Meetings in order to be elected.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH NOMINEE IN PROPOSALS 1 AND 2.

PROPOSAL 3. APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT FOR SUSTAINABLE GROWTH ADVISERS, LP.

Shareholders of the Equity Fund are being asked to approve a new Portfolio Management Agreement, which is included as Exhibit A (Exhibit A), among the Equity Fund, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”) and Sustainable Growth Advisers, LP (“Sustainable” or the “New Portfolio Manager”).

The Multi-Manager Methodology

The Equity Fund allocates its portfolio assets among a number of independent investment management firms (each a “Portfolio Manager” and, collectively, the “Portfolio Managers”) recommended by the Fund Manager and approved by the Board of Trustees (the “Board” or the “Trustees”), currently five for the Equity Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time the Fund Manager rebalances the Equity Fund’s assets among the Portfolio Managers. The Equity Fund’s multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style that causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Equity Fund’s multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles which, in AAI’s opinion, is appropriate for the Equity Fund’s investment objective. AAI continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm’s philosophy, investment process, personnel and performance. AAI regularly analyzes and evaluates the investment performance and portfolios of the Equity Fund’s Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a Portfolio Manager’s divergence from the investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to alter the mix of investment styles employed by the Equity Fund’s Portfolio Managers. Portfolio Manager changes, as well as the rebalancing of the Equity Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Under the terms of an exemptive order issued to the Equity Fund and AAI by the U.S. Securities and Exchange Commission (“SEC”), the Equity Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by AAI in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and includes terms and conditions substantially similar to, the Equity Fund’s agreements with its other existing Portfolio Managers, and that its continuance is subject to approval by shareholders no later than the Equity Fund’s next scheduled meeting following the date of the portfolio management agreement with the new or additional Portfolio Manager.

New Portfolio Management Agreement with Sustainable

From December 21, 2009 to June 6, 2016, Cornerstone Capital Management, LLC (“Cornerstone”) managed a portion of the large cap growth equity allocation of the Equity Fund’s portfolio. Consistent with the Equity Fund’s multi-manager methodology, including AAI’s continuous evaluation of Portfolio Managers and consideration of potential new Portfolio Managers, after evaluating Cornerstone, AAI deemed it in the best interest of the Equity Fund to recommend, and the Board approved, the reallocation to Sustainable of the large cap growth equity portion of the Equity Fund’s portfolio that had been previously managed by Cornerstone. Accordingly, the Portfolio Management Agreement with Cornerstone (“Old Agreement”) was terminated on June 6, 2016, and a new Portfolio Management Agreement with Sustainable (“New Agreement”) commenced on June 6, 2016. Sustainable and Cornerstone both manage large cap growth equity portfolios and follow a fundamental, research driven investment process. AAI believes that Sustainable’s investment philosophy of investing in companies with pricing flexibility, recurring revenues, and global reach that are likely to produce consistent earnings growth would complement the philosophies of Aristotle Capital Management, LLC, Pzena Investment Management, LLC, Delaware Investments and TCW Investment Management Company, the Equity Fund’s other current Portfolio Managers. AAI also believes that Sustainable’s experienced investment team and favorable performance record would benefit the Equity Fund. Based upon these factors, AAI recommended that the Board approve a Portfolio Management Agreement among the Equity Fund, AAI and Sustainable.

Based upon the foregoing and on AAI’s quantitative and qualitative analyses, AAI recommended, and, on June 2, 2016, subject to shareholder approval, the Equity Fund’s Board approved, the hiring of Sustainable, effective June 6, 2016. The Old Agreement with Cornerstone, dated January 11, 2013, among Cornerstone, AAI and the Equity Fund, was last approved by shareholders on December 20, 2012. For the fiscal year ended December 31, 2015, the Equity Fund paid AAI advisory fees equal to $8,552,300 and AAI paid Cornerstone advisory fees equal to $871,190. During the most recent fiscal year, AAI paid Sustainable advisory fees equal to $193,752 because Sustainable is currently a Portfolio Manager for the Growth Fund.

Differences between the Old and New Portfolio Management Agreements

The New Agreement with Sustainable is set forth in Exhibit A to this proxy statement. The terms of the New Agreement with Sustainable are materially the same as the terms of the Old Agreement with Cornerstone. The fee rate for Sustainable under the New Agreement is the same as the fee rate for Cornerstone under the Old Agreement, and is described below. In both cases, the sub-advisory fee is paid by AAI, not the Equity Fund.

Services Provided by the New Portfolio Manager

The New Agreement with Sustainable essentially provides that Sustainable, under the Board’s and AAI’s supervision and subject to the Equity Fund’s registration statement, will: (1) formulate and implement an investment program for the portion of the Equity Fund’s assets assigned to Sustainable; (2) decide what securities to buy and sell for the Equity Fund’s portfolio (or the portion of the Equity Fund’s portfolio managed by Sustainable); (3) select brokers and dealers to carry out portfolio transactions for the Equity Fund (or the portion of the Equity Fund’s portfolio managed by Sustainable); and (4) report results to the Board of the Equity Fund.

Term of the New Agreement

The New Agreement with Sustainable provides that it will continue in effect for an initial period of two years beginning on or about June 6, 2016. After that, it will continue in effect from year to year as long as its continuation is approved at least annually (i) by the Equity Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Equity Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement (“Independent Trustees”).

Compensation under the New Agreement

For services provided to the Equity Fund, AAI will pay to Sustainable, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by AAI for the previous calendar month at the annual rate of:

(i)
0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets) times the Average Total Fund Net Assets (“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month) up to and including $400 million;

(ii)	0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million;

(iii)	0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; and

(iv)	0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

Termination of the New Agreement

The New Agreement with Sustainable for the Equity Fund may be terminated without penalty (i) by vote of the Equity Fund’s Board or by vote of a majority of the outstanding voting securities of the Equity Fund, on thirty days’ written notice to Sustainable, (ii) by the Fund Manager upon thirty days’ written notice to Sustainable, or (iii) by Sustainable upon ninety days’ written notice to the Fund Manager and the Equity Fund. The New Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act, or upon termination of the Fund Management Agreement between AAI and the Equity Fund.

Liability of the Portfolio Manager

The New Agreement provides that the Sustainable will not be liable to AAI, the Equity Fund or its shareholders, except for liability arising from Sustainable’s willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to Sustainable in its actions under the New Agreement or the breach of its duty or obligations under the New Agreement.

Board Evaluation and Recommendation

At its meeting on June 2, 2016, the Equity Fund’s Board, including all of the Independent Trustees, approved the New Agreement. Before approving the New Agreement, the Trustees considered management’s recommendations as to the approval of the New Agreement. As part of the Board’s approval process, legal counsel to the Independent Trustees requested certain information from Sustainable, and the Trustees received reports from Sustainable and AAI that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Trustees with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

The Board did not consider any single factor or particular information most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors. In voting to approve the New Agreement, the Board considered the overall fairness of the New Agreement and the factors it deemed relevant with respect to the Equity Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Equity Fund under the New Agreement; (2) Sustainable’s investment performance; (3) the fees to be paid by the Equity Fund and the fees charged by Sustainable to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Sustainable from its relationship with the Equity Fund; and (6) any other benefits to be derived by Sustainable as a result of its relationship with the Equity Fund.

Nature, Extent and Quality of Services. The Board considered information regarding Sustainable’s investment philosophy and investment style and the services to be provided by Sustainable. In addition, the Board reviewed information regarding Sustainable’s financial condition and the background and experience of the personnel who would be responsible for managing the large cap growth equity allocation of the Equity Fund’s portfolio pursuant to Sustainable’s U.S. Large Cap Growth Equity strategy. The Board also considered information regarding Sustainable’s compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Sustainable were consistent with the terms of the New Agreement and that the Equity Fund was likely to benefit from services provided by Sustainable under the New Agreement.

Investment Performance. The Board considered the performance of Sustainable’s U.S. Large Cap Growth Equity Composite (“Composite”) relative to the Russell 1000® Growth Index (“Russell Index”), the S&P 500 Index (“S&P 500”), and the Investment Metrics U.S. Large Cap Growth peer group (“Peer Group”). The Composite includes all discretionary accounts managed in the U.S. Large Cap Growth Equity strategy.

The Board considered that, as of March 31, 2016, the Composite was ranked in the 37th percentile or higher relative to the Peer Group for the 1-year, 5-year, 7-year, and since inception periods. The Board also considered that the Composite outperformed the Russell Index for the since inception period, and that the Composite underperformed the Russell Index for the 1-year, 3-year, 5-year, 7-year, and 10-year periods. The Board further considered that the Composite outperformed the S&P
500 for the 1-year, 5-year, 7-year, 10-year, and since inception periods, and underperformed the S&P 500 for the 3-year period. Therefore, the Board considered that the long-term performance of the Composite generally ranked favorably to the Peer Group, the Russell Index, and the S&P 500. The Board concluded that the investment performance of Sustainable’s U.S. Large Cap Growth Equity strategy has been good.

Fees and Expenses. In evaluating the New Agreement, the Board reviewed the proposed fee rate for services to be performed by Sustainable on behalf of the Equity Fund. The Board considered that the fee rate under the New Agreement is the same as the fee rate paid to the Equity Fund’s prior Portfolio Manager. The Board also considered Sustainable’s representation that the fee rate under the New Agreement represents a discount from Sustainable’s published fee schedule for accounts managed pursuant to the U.S. Large Cap Growth Equity strategy. The Board further noted that the fee schedule for the New Agreement has breakpoints at which the fee rate declines as Equity Fund assets allocated to Sustainable increase above a certain threshold. The Board concluded that the fees payable to Sustainable under the New Agreement were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fee rates that Sustainable charges to other clients.

Economies of Scale. The Board considered Sustainable’s representation that Sustainable does not anticipate experiencing economies of scale in connection with the services that it provides to the Equity Fund. The Board took into consideration that there may be economies of scale in the future in the event that the Equity Fund’s assets increase.

Costs of Services. The Board considered that the fee under the New Agreement would be paid to Sustainable by AAI, not the Equity Fund, and noted the arm’s-length nature of the relationship between AAI and Sustainable with respect to the negotiation of the fee rate on behalf of the Equity Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Equity Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Equity Fund than Sustainable’s costs and profitability. The Board also noted that it had considered AAI’s costs and profitability in connection with its review of the Equity Fund’s Management Agreement in September 2015.

Other Benefits to be derived by Sustainable. The Board considered the potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Sustainable might receive in connection with its association with the Equity Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Sustainable by virtue of its relationship with the Equity Fund, if any, appear to be fair and reasonable.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Equity Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Equity Fund that they approve the New Agreement.

General Information Regarding Sustainable Growth Advisers, LP

Principal Executive Officers and Directors

The following are the principal executive officer, certain other officers and directors of Sustainable:

Name and Address(1)	Position with Sustainable and Principal Occupation
George P. Fraise	Co-Founding Portfolio Manager
Robert L. Rohn	Co-Founding Portfolio Manager
Gordon M. Marchand	Co-Founding Portfolio Manager

(1)	Sustainable Growth Advisers, LP is located at 301 Tresser Blvd., Suite 1310, Stamford, CT.

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Sustainable:

Name and Address	Position with Sustainable	Ownership Percentage
Estancia Capital Partners(1)	Partner	23.6%
George P. Fraise(2)	Co-Founding Portfolio Manager	15.2%
Robert L. Rohn(2)	Co-Founding Portfolio Manager	15.2%
Gordon M. Marchand(2)	Co-Founding Portfolio Manager	15.2%

(1)	Estancia Capital Partners is located at 20865 N. 9th Place, Suite 200, Scottsdale, AZ.
(2)	Sustainable Growth Advisers, LP is located at 301 Tresser Blvd., Suite 1310, Stamford, CT.

Other Funds Managed

In addition to the management services to be provided to the Equity Fund, Sustainable also provides advisory and sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Sustainable by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Assets Under Management at March 31, 2016 (in millions)	Annual Effective Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
John Hancock Funds	$1,089	Non-public information*	No
HC Cap Trust/ Institutional Growth	$599	0.30%	No
Russell Investments	$777	Non-public information*	No
Edward Jones	$628	Non-public information*	No
Liberty All-Star Growth Fund, Inc.	$38	0.40%	No

*	Sustainable’s clients consider fee rate information to be confidential and do not permit the disclosure of this information.

Required Vote

Approval of the New Agreement with Sustainable requires the affirmative vote of a “majority of the outstanding voting securities” of the Equity Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Equity Fund present at the 2016 Annual Meetings or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Equity Fund.

In the event that the shareholders of the Equity Fund fail to approve the New Agreement with Sustainable, the New Agreement will terminate and AAI will cause the portfolio assets under management by Sustainable to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or cash equivalent holdings pending the appointment of Sustainable or a new Portfolio Manager.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE EQUITY FUND VOTE “FOR” PROPOSAL 3.

PROPOSAL 4. APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT FOR CONGRESS ASSET MANAGEMENT COMPANY, LLP

Shareholders of the Growth Fund are being asked to approve a new Portfolio Management Agreement, which is included as Exhibit B (Exhibit B), among the Growth Fund, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”) and Congress Asset Management Company, LLP (“Congress” or the “New Portfolio Manager”).

The Multi-Manager Methodology

The Growth Fund allocates its portfolio assets among a number of independent investment management firms (each a “Portfolio Manager” and, collectively, the “Portfolio Managers”) recommended by the Fund Manager and approved by the Board of Directors (the “Board” or the “Directors”), currently three for the Growth Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time the Fund Manager rebalances the Growth Fund’s assets among the Portfolio Managers. The Growth Fund’s multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style that causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Growth Fund’s multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles which, in AAI’s opinion, is appropriate for the Growth Fund’s investment objective. AAI continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm’s philosophy, investment process, personnel and performance. AAI regularly analyzes and evaluates the investment performance and portfolios of the Growth Fund’s Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a Portfolio Manager’s divergence from the investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to alter the mix of investment styles employed by the Growth Fund’s Portfolio Managers. Portfolio Manager changes, as well as the rebalancing of the Growth Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Under the terms of an exemptive order issued to the Growth Fund and AAI by the U.S. Securities and Exchange Commission (“SEC”), the Growth Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by AAI in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and includes terms and conditions substantially similar to, the Growth Fund’s agreements with its other existing Portfolio Managers, and that its continuance is subject to approval by shareholders no later than the Growth Fund’s next scheduled meeting following the date of the portfolio management agreement with the new or additional Portfolio Manager.

New Portfolio Management Agreement with Congress

From May 1, 2000 to June 6, 2016, TCW Investment Management Company (“TCW”) managed the mid cap growth equity allocation of the Growth Fund’s portfolio. Consistent with the Growth Fund’s multi- manager methodology, including AAI’s continuous evaluation of Portfolio Managers and consideration of potential new Portfolio Managers, after evaluating TCW, AAI deemed it in the best interest of the Growth Fund to recommend, and the Board approved, the reallocation to Congress of the mid cap growth equity portion of the Growth Fund’s portfolio that had been previously managed by TCW. Accordingly, the Portfolio Management Agreement with TCW (“Old Agreement”) was terminated on June 6, 2016, and a new Portfolio Management Agreement with Congress (“New Agreement”) commenced on June 6, 2016. Congress and TCW both manage mid cap growth equity portfolios and follow a fundamental, research driven investment process. AAI believes that Congress’ investment philosophy of investing in companies with improving fundamentals, emphasizing earnings growth consistency, free cash flow, and solid balance sheet metrics would complement the philosophies of Sustainable Growth Advisers, LP and Weatherbie Capital, LLC, the Growth Fund’s other current Portfolio Managers. AAI also believes that Congress’ experienced investment team and favorable performance record would benefit the Growth Fund. Based upon these factors, AAI recommended that the Board approve a Portfolio Management Agreement among the Growth Fund, AAI and Congress.

Based upon the foregoing and on AAI’s quantitative and qualitative analyses, AAI recommended, and, on June 2, 2016, subject to shareholder approval, the Growth Fund’s Board approved, the hiring of Congress, effective June 6, 2016. The Old Agreement with TCW, dated February 6, 2013, among TCW, AAI and the Growth Fund, was last approved by shareholders on December 20, 2012. For the fiscal year ended December 31, 2015, the Growth Fund paid AAI advisory fees equal to $1,095,505 and AAI paid TCW advisory fees equal to $174,024. During the most recent fiscal year, no fees were paid to Congress by the Growth Fund, its affiliated persons or any affiliated person of such persons because Congress was hired as a new Portfolio Manager on June 6, 2016.

Differences between the Old and New Portfolio Management Agreements

The New Agreement with Congress is set forth in Exhibit B to this proxy statement. The terms of the New Agreement with Congress are materially the same as the terms of the Old Agreement with TCW. The fee rate for Congress under the New Agreement is the same as the fee rate for TCW under the Old Agreement, and is described below. In both cases, the sub-advisory fee is paid by AAI, not the Growth Fund.

Services Provided by the New Portfolio Manager

The New Agreement with Congress essentially provides that Congress, under the Board’s and AAI’s supervision and subject to the Growth Fund’s registration statement, will: (1) formulate and implement an investment program for the portion of the Growth Fund’s assets assigned to Congress; (2) decide what securities to buy and sell for the Growth Fund’s portfolio (or the portion of the Growth Fund’s portfolio managed by Congress); (3) select brokers and dealers to carry out portfolio transactions for the Growth Fund (or the portion of the Growth Fund’s portfolio managed by Congress); and (4) report results to the Board of the Growth Fund.

Term of the New Agreement

The New Agreement with Congress provides that it will continue in effect for an initial period of two years beginning on or about June 6, 2016. After that, it will continue in effect from year to year as long as its continuation is approved at least annually (i) by the Growth Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Growth Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement (“Independent Directors”).

Compensation under the New Agreement

For services provided to the Growth Fund, AAI will pay to Congress, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by AAI for the previous calendar month at the annual rate of:

(1)
0.40% of the Portfolio Manager’s Percentage of the Average Total Net Assets of the Fund (“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets) times the Average Total Fund Net Assets (“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month) up to and including $300 million; and

(2)	0.36% of the Portfolio Manager’s Percentage of the Average Total Fund Net Assets of the Fund exceeding $300 million.

Termination of the New Agreement

The New Agreement with Congress for the Growth Fund may be terminated without penalty (i) by vote of the Growth Fund’s Board or by vote of a majority of the outstanding voting securities of the Growth Fund, on thirty days’ written notice to Congress, (ii) by the Fund Manager upon thirty days’ written notice to Congress, or (iii) by Congress upon ninety days’ written notice to the Fund Manager and the Growth Fund. The New Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act, or upon termination of the Fund Management Agreement between AAI and the Growth Fund.

Liability of the Portfolio Manager

The New Agreement provides that the Congress will not be liable to AAI, the Growth Fund or its shareholders, except for liability arising from Congress’ willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to Congress in its actions under the New Agreement or the breach of its duty or obligations under the New Agreement.

Board Evaluation and Recommendation

At its meeting on June 2, 2016, the Growth Fund’s Board, including all of the Independent Directors, approved the New Agreement with Congress. Before approving the New Agreement, the Directors considered management’s recommendations as to the approval of the New Agreement. As part of the Board’s approval process, legal counsel to the Independent Directors requested certain information from Congress, and the Directors received reports from Congress and AAI that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Directors with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

The Board did not consider any single factor or particular information most relevant to its consideration to approve the New Agreement and each Director may have afforded different weight to the various factors. In voting to approve the New Agreement, the Board considered the overall fairness of the New Agreement and the factors it deemed relevant with respect to the Growth Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Growth Fund under the New Agreement; (2) Congress’ investment performance; (3) the fees to be paid by the Growth Fund and the fees charged by Congress to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Congress from its relationship with the Growth Fund; and (6) any other benefits to be derived by Congress as a result of its relationship with the Growth Fund.

Nature, Extent and Quality of Services. The Board considered information regarding Congress’ investment philosophy and investment style and the services to be provided by Congress. In addition, the Board reviewed information regarding Congress’ financial condition and the background and experience of the personnel who would be responsible for managing the mid cap growth allocation of the Growth Fund’s portfolio pursuant to Congress’ Mid Cap Growth strategy. The Board also considered information regarding Congress’ compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Congress were consistent with the terms of the New Agreement and that the Growth Fund was likely to benefit from services provided by Congress under the New Agreement.

Investment Performance. The Board considered the performance of Congress’ Mid Cap Growth Strategy Composite (“Composite”) relative to the Russell Mid Cap Growth Index (“Russell Index”) and the PSN Informa Investment Solutions mid-cap growth universe (“Peer Group”).

The Board considered that, as of March 31, 2016, the Composite was ranked in the 6th percentile or higher relative to the Peer Group for the year-to-date, 1-year, 3-year, 5-year, and since inception periods. The Board also considered that the Composite outperformed the Russell Index for the year-to-date, 1-year, 3-year, 5-year, and since inception periods. Therefore, the Board considered that the long-term performance of the Composite generally ranked favorably to the Peer Group and the Russell Index. The Board concluded that the investment performance of Congress’ Mid Cap Growth strategy has been good.

Fees and Expenses. In evaluating the New Agreement, the Board reviewed the proposed fee rate for services to be performed by Congress on behalf of the Growth Fund. The Board considered that the fee rate under the New Agreement is the same as the fee rate paid to the Growth Fund’s prior Portfolio Manager. The Board also considered Congress’ representation that the fee rate under the New Agreement is lower than Congress’ traditional institutional fee schedule. The Board further noted that the fee schedule for the New Agreement has a breakpoint at which the fee rate declines as Growth Fund assets allocated to Congress increase above a specific threshold. The Board concluded that the fees payable to Congress under the New Agreement were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fee rates that Congress charges to other clients.

Economies of Scale. The Board considered Congress’ representation that the subadvisory fee rate reflects economies of scale. The Board took into consideration that there may be economies of scale in the future in the event that the Growth Fund’s assets increase.

Costs of Services. The Board considered that the fee under the New Agreement would be paid to Congress by AAI, not the Growth Fund, and noted the arm’s-length nature of the relationship between AAI and Congress with respect to the negotiation of the fee rate on behalf of the Growth Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Growth Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Growth Fund than Congress’ costs and profitability. The Board also noted that it had considered AAI’s costs and profitability in connection with its review of the Growth Fund’s Management Agreement in September 2015.

Other Benefits to be derived by Congress. The Board considered the potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Congress might receive in connection with its association with the Growth Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Congress by virtue of its relationship with the Growth Fund, if any, appear to be fair and reasonable.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Growth Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Growth Fund that they approve the New Agreement.

General Information Regarding Congress Asset Management Company, LLP

Principal Executive Officers and Directors

The following are the principal executive officer, certain other officers and directors of Congress:

Name and Address(1)	Position with Congress and Principal Occupation
Daniel Lagan, CFA	Chief Executive Officer, Chief Investment Officer
Christopher Lagan, CFA	Chief Operating Officer, Managing Director
Matthew Lagan, CFA	Vice President, Portfolio Manager
Gregg O’Keefe, CFA	Executive Vice President, Portfolio Manager
Jeffrey Porter, CFA	Executive Vice President, Director of Fixed Income
Anne Steer	Head of Distribution
Fred Wofford	Chief Compliance Officer

(1)	The address of Congress is 2 Seaport Lane, Boston, MA 02210.

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Congress:

Name and Address(1)	Position with Congress	Ownership Percentage
Daniel Lagan, CFA	Chief Executive Officer, Chief Investment Officer	52%
Christopher Lagan, CFA	Chief Operating Officer, Managing Director	46.5%

(1)	The address of Congress is 2 Seaport Lane, Boston, MA 02210.

Other Funds Managed

In addition to the management services to be provided to the Growth Fund, Congress also provides advisory and sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Congress by those funds having investment objectives similar to those of the Growth Fund is set forth below:

Name of Fund	Total Assets Under Management at March 31, 2016 (in millions)	Annual Effective Management Fee as a %of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee(1)
Congress Large Cap Growth Fund Retail Class (CAMLX)	$12.7	0.50%	-0.33%
Congress Large Cap Growth Fund Institutional Class (CMLIX)	$33.6	0.50%	-0.33%
Congress Mid Cap Growth Fund Retail Class (CMIDX)	$22.6	0.60%	-0.12%
Congress Mid Cap Growth Fund Institutional Class (IMIDX)	$329.2	0.60%	-0.12%
Congress All Cap Opportunity Fund Retail Class (CACOX)	$4.7	0.60%	-0.89%
Congress All Cap Opportunity Fund Institutional Class (IACOX)	$18.9	0.60%	-0.87%

(1)
Congress Asset Management Company, LLP (the “Advisor”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding the expenses associated with each Fund’s investment in other investment companies referred to as “Acquired Fund Fees and Expenses,” interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund to 1.00% of each Fund’s Retail Class shares’ and 0.75% for the Institutional Class shares’ average net assets (the “Expense Caps”). The Expense Caps are indefinite, and will remain in effect until at least April 30, 2017. The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board. The Advisor may request recoupment of previously waived fees and paid expenses from each Fund for three years from the date they were waived or paid, subject to the Expense Cap. Each Fund’s net operating expenses may be higher to the extent that the Fund incurs expenses that are excluded from the Expense Cap.

Required Vote

Approval of the New Agreement with Congress requires the affirmative vote of a “majority of the outstanding voting securities” of the Growth Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Growth Fund present at the 2016 Annual Meetings or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Growth Fund.

In the event that the shareholders of the Growth Fund fail to approve the New Agreement with Congress, the New Agreement will terminate and AAI will cause the portfolio assets under management by Congress to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or cash equivalent holdings pending the appointment of Congress or a new Portfolio Manager.

THE BOARD RECOMMENDS THAT STOCKHOLDERS OF THE GROWTH FUND VOTE “FOR” PROPOSAL 4.

OTHER BUSINESS

The Boards know of no other business to be brought before the 2016 Annual Meetings. However, if any other matters properly come before the 2016 Annual Meetings, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

OTHER INFORMATION

The December 31, 2015 Annual Report for each Fund was mailed to shareholders prior to this Proxy Statement. You may obtain an additional copy of the Annual Report and/or the Semi-Annual Report for each Fund dated June 30, 2015, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling 1-800-241-1850. An electronic copy of the Annual Report and the Semi-Annual Report for each Fund are available at www.all-starfunds.com.

MANAGEMENT

ALPS Advisors, Inc. (“AAI”), 1290 Broadway, Suite 1100, Denver, CO 80203, is the Funds’ investment advisor. Pursuant to its Fund Management Agreement with the Funds, AAI implements and operates the Funds’ multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Funds’ assets, subject to the Funds’ investment objectives and policies and any directions of the Trustees/Directors. AAI recommends to the Boards the investment management firms (currently five for the Equity Fund and three for the Growth Fund) for appointment as Portfolio Managers of the Funds. ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to the Funds under an Administration, Bookkeeping and Pricing Services Agreement with each Fund.

The names and addresses of the Funds’ current Portfolio Managers are as follows:

Equity Fund	Growth Fund

Aristotle Capital Management, LLC	Congress Asset Management
11100 Santa Monica Blvd., Suite 1700	Company, LLP
Los Angeles, CA 90025	Two Seaport Lane
Boston, MA 02210
Delaware Investments Fund Advisers
One Commerce Square	Sustainable Growth Advisers, LP
2005 Market St.	3 Stamford Plaza
Philadelphia, PA	301 Tresser Boulevard
Stamford, CT 06901
Pzena Investment Management, LLC
320 Park Avenue	Weatherbie Capital, LLC
New York, NY 10022	265 Franklin Street
Boston, MA 02110
Sustainable Growth Advisers, LP
3 Stamford Plaza
301 Tresser Boulevard
Stamford, CT 06901

TCW Investment Management
Company
865 South Figueroa Street
Los Angeles, CA 90017

Portfolio Transactions and Brokerage

Each of the Funds’ Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of a Fund’s portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Managers is to seek to obtain best net price and execution for the Funds.

The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Funds) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their portfolio management agreements with the Funds and AAI, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Funds, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. AAI from time to time reaches understandings with each of the Funds’ Portfolio Managers as to the amounts of the Funds’ portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker’s commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds’ procedures adopted pursuant to Rule 17e-1 under the 1940 Act. For the fiscal year ended December 31, 2015, the Funds did not pay commissions to any affiliated broker.

On February 15, 2000, the SEC issued the Funds exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the 1940 Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to, portion(s) of the Funds advised by another Portfolio Manager, and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds. The Funds currently rely on Rule 17a-10 under the 1940 Act rather than this exemptive relief.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards have selected Deloitte & Touche LLP (“D&T”) as independent registered public accountants. D&T serves as the Auditors for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds. Representatives of D&T are not expected to be present or be available to answer questions at the Meetings but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Pre-Approval of Audit and Non-Audit Services

Each Fund’s Audit Committee is required to pre-approve the engagement of the Fund’s Auditor to provide audit and non-audit services to the Fund and non-audit services to AAI or any entity controlling, controlled by or under common control with AAI that provides ongoing services to the Fund (“AAI Affiliates”), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the Auditor.

The Funds’ Audit Committees have adopted a Policy for Engagement of Auditors for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Funds’ Auditors to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to AAI and AAI Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to AAI and AAI Affiliates. Unless a type of service receives general pre- approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the Auditors. Pre-approval of non- audit services to the Funds, AAI or AAI Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the applicable Audit Committee at its next regular meeting. The Audit Committees’ responsibilities with respect to the pre- approval of services performed by the Auditors may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Fund Administration to submit to the Audit Committees, on an annual basis, a schedule of the types of services that are subject to general pre- approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund’s Audit Committee is in agreement with the specific types of services that the Auditors will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for each Fund the aggregate fees charged by D&T for the fiscal years ended December 31, 2014, and 2015 for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to AAI and AAI Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)
Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.”

(iii)
Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)	All Other Fees - fees for products and services provided to the Fund by D&T other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

	Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees (Audit Related + Tax Fees)
Equity Fund	2015	$41,000	$0	$3,940	$0	$3,940
	2014	$41,000	$0	$3,940	$0	$3,940
Growth Fund	2015	$24,700	$0	$3,940	$0	$3,940
	2014	$24,700	$0	$3,940	$0	$3,940
AAI & AAI Affiliates (relating directly to the operating and financial reporting of the Equity Fund)	2015	$0	$0	$0	$0	$0
	2014	$0	$0	$0	$0	$0
AAI & AAI Affiliates (relating directly to the operating financial reporting of the Growth Fund)	2015	$0	$0	$0	$0	$0
	2014	$0	$0	$0	$0	$0

During the Funds’ fiscal years ended December 31, 2014 and 2015, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the “Audit Fees,” “Audit-Related Fees” and “Tax Fees” by D&T were pre-approved by each Fund’s Audit Committee.

Each Fund’s Audit Committee has determined that the provision by D&T of non-audit services to AAI and/or AAI Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of D&T as the Fund’s Auditors. All services provided by D&T to a Fund for 2014 and 2015 that were required to be pre-approved by the Audit Committees were pre-approved.

INFORMATION ABOUT THE 2016 ANNUAL MEETINGS

Solicitation of Proxies

The solicitation of proxies for use at the 2016 Annual Meetings is being made primarily by the Funds by the mailing on or about July 1, 2016 of the Notice of Meetings of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of AAI, and/or its affiliates and by Boston Financial Data Services, Inc. (“BFDS”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means.

The Board has set the close of business on June 13, 2016 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to vote on the Proposals and any other matters at the 2016 Annual Meetings. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections entitled “General Information” and “Voting Information.”

The Fund has engaged BFDS to assist in the solicitation of proxies with regard to the Proposals 3 and 4. The estimated cost of this solicitation, to be borne by the Funds, is $54,063 for the Equity Fund and $16,357 for the Growth Fund.

Voting Rights

Only shareholders of record of the Funds on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the 2016 Annual Meetings. Each share or fractional share is entitled to one vote or fraction thereof. Each proxy solicited by the Boards which is properly executed and returned in time to be voted at the 2016 Annual Meetings will be voted at the 2016 Annual Meetings in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Trustees/Directors of the Funds of the nominees named under Proposals 1 and 2. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy or by attending the 2016 Annual Meetings and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the 2016 Annual Meetings and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the 2016
Annual Meetings in the same manner that proxies voted by mail may be revoked.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Proposal 1 for the Equity Fund and Proposal 2 for the Growth Fund must be approved by a percentage of votes entitled to be cast. In the case of election of the Trustees for the Equity Fund (Proposal 1) and the election of the Director of the Growth Fund (Proposal 2), the effect of an abstention or broker non-vote will be the same as a vote against the proposal because an absolute percentage of affirmative votes is required, regardless of the number of votes entitled to be cast, and neither an abstention nor a broker non- vote is an affirmative vote. “Broker non-votes” occur where: (i) shares represented at the Meeting are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

The Funds understand that the New York Stock Exchange (“NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s shares on a new investment advisory contract or certain other types of proposals. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to Proposals 3 and 4. A signed proxy card or other authorization by a beneficial owner of Funds shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Quorum; Adjournment

For the Funds, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Funds at the 2016 Annual Meetings.

Assuming the presence of a quorum, for the purposes of Proposals 1 and 2, the failure to return a properly executed proxy card or otherwise authorized proxy, an abstention or a broker non-vote, if any, will have the same effect as a “withhold” vote.

The Chairman or the persons named as proxies may propose one or more adjournments of the 2016 Annual Meetings to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Additional Solicitation. If there are not enough shares represented at the 2016 Annual Meetings for a quorum or votes to approve the proposals at the 2016 Annual Meetings, the Chairman may adjourn the 2016 Annual Meetings to permit the further solicitation of proxies.

Share Ownership

All shareholders of record of a Fund on the Record Date (June 13, 2016) are entitled to one vote for each share held. As of the Record Date, there were 186,840,852 outstanding shares of beneficial interest of Equity Fund and 25,955,945 outstanding shares of common stock of Growth Fund. To the knowledge of the Funds, on the Record Date for the 2016 Annual Meetings, as of June 13, 2016, the following owners were known to own more than 5% of the outstanding securities of the Funds:

Equity Fund Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
First Clearing, LLC 2801 Market Street H0006-09B St. Louis, MO 63103	37,036,573	19.82%	Record
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	20,171,451	10.80%	Record
The Bank of New York Mellon 525 William Penn Place, Suite 153-0400 Pittsburgh, PA 15259	14,765,170	7.90%	Record

Equity Fund Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	11,880,523	6.36%	Record
First Trust Portfolios L.P. 120 E. Liberty Dr., Suite 400 Wheaton, IL. 60187	11,462,388	6.23%	Beneficial*
Merrill Lynch, Pierce, Fenner & Smith, Inc. 4804 Deer Lake Dr. E. Jacksonville, FL 32246	11,481,169	6.14%	Record
State Street Bank & Trust Company 1776 Heritage Dr. North Quincy, MA 02171	9,978,674	5.34%	Record

Growth Fund Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
The Bank of New York Mellon 525 William Penn Place, Suite 153-0400 Pittsburgh, PA 15259	4,235,396	16.32%	Record
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	3,754,340	14.46%	Record
First Trust Portfolios L.P. 120 E. Liberty Dr., Suite 400 Wheaton, IL. 60187	3,553,904	14.26%	Beneficial**
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	2,920,742	11.25%	Record
DST Systems, Inc. 333 W. 11th Street, 5th Fl. Kansas City, MO 64105	2,879,336	11.20%	Beneficial***

Growth Fund Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
T.D. Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	1,719,732	6.63%	Record
First Clearing, LLC 2801 Market Street H0006-09B St. Louis, MO 63103	1,649,116	6.35%	Record
Merrill Lynch, Pierce, Fenner & Smith, Inc. 4804 Deer Lake Dr. E. Jacksonville, FL 32246	1,554,432	5.98%	Record
Charles Schwab & Co., Inc. 2423 E. Lincoln Dr. Phoenix, AZ 85016-1215	1,420,587	5.47%	Record

*	Based on SC13G/A filing made with the SEC on February 2, 2016
**	Based on SC13G/A filing made with the SEC on January 15, 2016.
***	Based on SC13D/A filing made with the SEC on March 14, 2016.

The Growth Fund has opted into the Maryland Control Share Acquisition Act (the “MCSAA”). Subsequent to the Growth Fund’s opt in, the SEC issued a no-action letter that raises questions regarding whether opting in to the MCSAA is consistent with Section 18(i) of the 1940 Act. The Growth Fund is evaluating this letter and is determining what impact, if any, the letter has on the Fund and its ability to rely on the MCSAA.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Funds’ Trustees/Directors and officers and persons who own more than ten percent of a Fund’s outstanding shares and certain officers and directors of the Fund’s investment advisors (collectively, “Section 16 reporting persons”) to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file. When AAI assumed the advisory role for the Growth Fund in December 2006, an initial Form 3 was not filed with the SEC, as required under Section 16 of the Exchange Act. In conjunction with this, an initial Form 3 was also not filed for AAI’s parent company, ALPS Holdings, Inc. (“AHI”). The initial Form 3 filings were made on behalf of AAI and AHI on August 11, 2015 and August 13, 2015, respectively. In addition, the Growth Fund has communicated these requirements to the applicable sub-advisers to ensure that all of the required filings are made. As part of its communications to the sub-advisers, Weatherbie Capital, LLC and Sustainable Growth Advisers LP individually determined that initial Form 3 filings were not filed for Weatherbie Capital, LLC and Sustainable Growth Advisers LP and certain officers and directors of each sub- adviser. The initial Form 3 filings were made by Weatherbie Capital, LLC and related parties on September 28, 2015. The initial Form 3 filings were made by Sustainable Growth Advisers LP and related parties on October 13, 2015. There was no impact to the Growth Fund or the Growth Fund’s shareholders as a result of the missed filings. It should be noted that the appropriate filings were made for all officers and directors of the Growth Fund and AAI. Further, on April 16, 2016, during a routine review by the Funds’ CCO, it was discovered that, on October 2, 2015, TCW had incorrectly made initial Form 3 filings for two of its reporting persons. TCW, a Portfolio Manager to the Growth Fund, had made the Form 3 filings under the CIK number for the Growth Fund when it was organized as a Colorado corporation in 2007. However, the filings should have been made under the Growth Fund’s current CIK number as a Maryland corporation. On April 20, 2016, TCW refiled the two Form 3 filings under the Growth Fund’s currently effective CIK number.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Under the SEC’s proxy rules, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Funds’ proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2017 Annual Meetings of Shareholders must be received by the Funds on or before March 3, 2017. The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules, as well as in the Funds’ respective By-Laws, relating to such inclusion.

Shareholders who wish to make a proposal that would not be included in a Fund’s proxy materials or to nominate a person or persons as Trustee/ Director at the 2017 Annual Meeting of Shareholders must ensure that the proposal or nomination is delivered to the Secretary of the Fund no earlier than February 1, 2017 and no later than March 3, 2017. If the date of the 2017 Annual Meetings of Shareholders is before July 26, 2017 or after September 24, 2017, then the proposal or nomination must be received by the later of 120 days prior to the annual meeting or the tenth day following the date that a public announcement of the meeting is first made. The proposal or nomination must be in good order and in compliance with all applicable legal requirements and the requirements set forth in the applicable Fund’s Restated By-Laws. The chairperson of the 2017 Annual Meetings of Shareholders may refuse to acknowledge any proposal or nomination that does not meet the legal and By-Law requirements.

You must submit any shareholder proposals and nominations to the Secretary of the Funds, 1290 Broadway, Suite 1100, Denver, CO 80203.

The persons named as proxies for the 2016 Annual Meetings of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with SEC’s proxy rules.

HOUSEHOLDING OF PROXY MATERIALS

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Funds have received instructions to the contrary. If a shareholder needs an additional copy of an Annual Report or Semi-Annual Report or this Proxy Statement, please contact the Funds at 1-800-241-1850. If any stockholder does not want the mailing of this Proxy Statement to be combined with those for other household members, please contact the Funds in writing at: 1290 Broadway, Suite 1100, Denver, CO 80203 or call the Funds at 1-800-241-1850.

EXHIBIT A

LIBERTY ALL-STAR® EQUITY FUND
PORTFOLIO MANAGEMENT AGREEMENT
SUSTAINABLE GROWTH ADVISERS, LP

June 6, 2016

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund (the “Fund”) is a diversified closed- end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Sustainable Growth Advisers, LP (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)
keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)
in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Portfolio Manager’s action or inaction or based on this Agreement; provided however, the Portfolio Manager shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

F. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all costs and expenses of the Fund, if any, arising out of an assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedule A may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Attn: General Counsel
Phone: (303) 623-2577
Fax: (303) 623-7850

To the Portfolio Manager:

Name: Sustainable Growth Advisers, LP
Address: 301 Tresser Blvd., Suite 1310
Stamford, CT 06901
Attn: George Fraise, Portfolio Manager
Phone: (203)348-4742
Fax: (203)348-4732

LIBERTY ALL-STAR® EQUITY FUND

By:	/s/ William Parmentier
Name:	William Parmentier
Title:	President
ALPS ADVISORS, INC.
By:	/s/ Thomas Carter
Name:	Thomas Carter
Title:	President
ACCEPTED: SUSTAINABLE GROWTH ADVISERS, LP
By:	/s/ George Fraise
Name:	George Fraise
Title:	Founding Principal

LIBERTY ALL-STAR® EQUITY FUND P
ORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

EXHIBIT B

LIBERTY ALL-STAR® GROWTH FUND, INC.
PORTFOLIO MANAGEMENT AGREEMENT
CONGRESS ASSET MANAGEMENT COMPANY, LLP

June 6, 2016

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a diversified closed- end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Congress Asset Management Company, LLP (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A.	In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Articles of Incorporation and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Directors, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B.	As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)
keep the Fund Manager and the Board of Directors of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Directors of the Fund; attend meetings with the Fund Manager and/or Directors, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Directors;

(iv)
in accordance with procedures and methods established by the Directors of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Portfolio Manager’s action or inaction or based on this Agreement; provided however, the Portfolio Manager shall not indemnify or hold harmless the Fund Indemnittees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Directors with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

F. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

G. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

H. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all costs and expenses of the Fund, if any, arising out of an assignment or change in control.

I. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Directors and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedule A may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Directors who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Directors as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Colorado.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager: ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203 Attn: General Counsel Phone: (303) 623-2577 Fax: (303) 623-7850

To the Portfolio Manager: Congress Asset Management, LLP Name: Chris Lagan Address: 2 Seaport Lane, 5th Floor Boston, MA 02210 Phone: 617-428-4320 Fax: 617-428-4391 LIBERTY ALL-STAR® GROWTH FUND, INC.
By:	/s/ William Parmentier
Name: William Parmentier Title: President ALPS ADVISORS, INC.
By:	/s/ Thomas Carter
Name: Thomas Carter Title: President

ACCEPTED:

CONGRESS ASSET MANAGEMENT COMPANY, LLP

By:	/s/ Christopher Lagan
Name:	Christopher Lagan
Title:	Managing Director/COO

LIBERTY ALL-STAR GROWTH FUND, INC.
PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

(1)
0.40% of the Portfolio Manager’s Percentage of the Average Total Net Assets of the Fund (“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets) times the Average Total Fund Net Assets (“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month) up to and including $300 million; and

(2)	0.36% of the Portfolio Manager’s Percentage of the Average Total Fund Net Assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

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PROXY | **LIBERTY ALL-STAR EQUITY FUND**
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 25, 2016 | **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Liberty All-Star Equity Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, One Financial Center, 15th Floor, Boston, Massachusetts 02111 on Thursday, August 25, 2016 at 8:30 a.m. EST., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all the nominees listed in Proposal 1 and FOR Proposal 3 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

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Note: Please sign exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

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USAF_27879_062316

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on August 25, 2016.
The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/lib-27879

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In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment(s).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

The Board of Trustees recommends a vote "FOR" all Proposals.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	**To Elect Two (2) Trustees of the Liberty All-Star Equity Fund:** 01. John J. Neuhauser 02. Richard C. Rantzow	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided below.

____

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USAF_27879_062316